UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                     REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                          DATE OF REPORT JULY 13, 2004



                              MEGADATA CORPORATION

             (Exact name of registrant as specified in its charter)

          NEW YORK                                       11-2208938
          --------                                       ----------
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

 47 ARCH STREET, GREENWICH, CONNECTICUT                    06830
 --------------------------------------                    ------
(Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (203) 629-8757


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Effective June 11, 2004, Louis J. Petrucelly, resigned as Chief Financial Officer and Secretary of the Company to pursue new opportunities.

Effective June 14, 2004, Megadata Corporation appointed Jeffrey P. Devaney as Chief Financial Officer and Secretary of the Company. Mr. Devaney has over 15 years experience as a financial executive in technology companies.















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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable
(b) Not applicable
(c) Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       MEGADATA CORPORATION


DATED:  JULY 13, 2004                 BY: /S/ JAMES T. BARRY
                                         -----------------------
                                         JAMES T. BARRY
                                         CHIEF EXECUTIVE OFFICER & VICE CHAIRMAN

















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